Roadrunner Transportation Systems

Investor Call

January 31, 2017

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that relate to future events or performance. Forward-looking statements include, among others, statements regarding the estimated range of adjustments to certain prior period results of operations; RRTS' internal controls over financial reporting and changes to RRTS' control environment; additional accounting adjustments that may arise as a result of the ongoing investigation and/or the review of RRTS' other operating units that were not part of the investigation; RRTS' plans to restate its consolidated financial statements and amend prior SEC filings; the timing of such restatement; the estimated range of the non-cash goodwill impairment charge to be included in RRTS' fourth quarter 2016 results; the timing of RRTS' 2016 earnings release; RRTS' plans and initiatives to improve and accelerate performance; RRTS' long-term plans, goals and objectives; RRTS' 2017 plan; the outlook for 2017; and estimated EBITDA for 2017. These statements are often, but not always, made through the use of words or phrases such as "may," "will," "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "predict," "potential," "opportunity," and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on RRTS' current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause RRTS' actual results, performance or achievements, as well as RRTS' expectations regarding materiality or significance, the restatement's quantitative effects and the effectiveness of RRTS' internal control over financial reporting, to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, the timing and nature of the final resolution of the investigation and the accounting discrepancies; any delay in the filing of required periodic reports with the SEC; whether the investigation will require additional changes or corrections to reported financial information; whether the reassessment of RRTS' internal controls over financial reporting could lead RRTS to conclude that there were deficiencies in its internal control over financial reporting that constitute material weaknesses; unanticipated material issues that could delay the completion of the investigation; RRTS' responses to potential comments from the SEC; adverse effects on RRTS' business and operations as a result of the investigation and/or restatement, the reactions to such events by RRTS' customers, or increased regulatory, media or financial reporting issues and practices, rumors or otherwise; the costs and expenses of the investigation; the initiation of legal proceedings; and the volatility of RRTS' stock price. In addition, please refer to the risk factors contained in RRTS' SEC filings, including RRTS' most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, RRTS assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.

Agenda

- Historical Financial Statements Restatement
- Timing of 2016 Earnings Release
- Business Update & 2017 Preliminary Outlook

Restatement of Prior Period Results

- Yesterday we announced that, based on the results to date of an ongoing investigation into various accounting discrepancies at two operating units, we have identified accounting errors that we estimate will require prior period adjustments to the results of operations of between $20 and $25 million

- These errors principally relate to unrecorded expenses from unreconciled balance sheet accounts including cash, driver and other receivables, and linehaul and other driver payables

- We have engaged the services of experienced legal counsel and forensic accountants who continue to investigate what caused these errors and this review is ongoing. At this point, there is no conclusion of an intentional misstatement or fraud

- We are also expanding our investigation to determine if these types of errors occurred in other operating units

- In addition, in conjunction with the investigation, we are reassessing our internal controls over financial reporting and compliance program and expect to make changes to enhance our control environment and prevent these types of errors from recurring

- Please review our full disclosures filed yesterday on Form 8-K

2016 Earnings Release Timing

- We intend to amend our previously filed Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016 as soon as practicable, but we are not able to provide an estimated date for filings at this time
- After our previous filings are restated, we will finalize and release our fourth quarter and full year 2016 results and hold an investor conference call
- As previously announced, our fourth quarter results will include a non-cash goodwill impairment charge which we currently estimate will be between $175 to $200 million
- Our 2016 earning release date will be no earlier than March of 2017; we will announce the earnings release date in advance
- We are currently working with our bank group to amend our existing credit facility and will provide an update once completed

Business Update &
2017 Preliminary Outlook

Current Situation and Our Response

Roadrunner Transportation Systems

2010-2015

- Significant growth both organically and through acquisitions
- Decentralized structure with decision-making at the operating unit level
- Long-term strategy focused on providing capacity-based solutions to diverse base of customers
- Generated consistent growth in Revenue & EBITDA

2016

- Growth stretched organizational structure
- Slow response to changing industry conditions
- Costs associated with tractor lease purchase programs initiated in 2013 escalated
- Cash flow from operations remained positive, but with decline in EBITDA, debt leverage ratio increased

Our Response

- Flattening the org structure to accelerate performance and enhance accountability
- Integrating similar operating units
- Strengthening the management team, finance and IT functions
- Exiting costly tractor lease purchase programs
- Detailed 2017 plans to improve performance
- Long-term plan to return to historical profitability and cash flows

We Have Taken Actions to Address the Business Challenges and We Are Proactively Considering All Additional Options to Improve Performance

Flatter & More Integrated Structure

Within each of our Truckload Logistics, LTL and Global Solutions reporting segments, we are transitioning from over 20 operating units to six Operating Groups

- Truckload Logistics segment now has four Operating Groups:
  - Roadrunner Express (Air & Ground Expedite)
  - Roadrunner Temperature Controlled
  - Roadrunner Intermodal Services
  - Roadrunner Truckload Plus (Asset-Backed Brokerage)
- LTL segment is one Operating Group: rebranded our Roadrunner LTL as Roadrunner Freight in November of 2016
- Global Solutions is one Operating Group: rebranded as Ascent Global Logistics® and introduced to the market on January 25

Ascent Global Logistics

Your Partner for Peak Logistics Performance.

ASCENT
GLOBAL LOGISTICS

Our Global Logistics Solutions



Domestic Freight Management



International Freight Forwarding



Retail Consolidation

Domestic Freight Management Solutions

Carrier Optimization

- Carrier Negotiations
- Access to our TMS (web-based software)
- Self Serve Visibility & Reporting Tools
- Freight Audit & Payment
- Executive Management Reports

Transportation Management

- Mode Optimization
- Shipment Planning
- Shipment Routing
- Shipment Execution
- Vendor Inbound Management
- "Freight Now" (Transactional shipping)

Customized Solutions

- Bundled Solutions
- Warehousing & Retail Consolidation
- Supply Chain Analysis
- Cross Border
- Consulting Solutions
- Software as a Service
- Control Tower (4pl)

Roadrunner Freight – Rebranded LTL

Roadrunner Transportation Systems

Roadrunner Freight

LESS THAN TRUCKLOAD. MORE THAN EXPECTED.

Strengthened Management Team

- Jim Staley elected Lead Director
  - Former CEO of Roadway
  - Brings substantial experience in transportation and logistics to expanded director role
  - Joined the RRTS Board of Directors in October, 2010
- To enhance management depth, Curt Stoelting and Mike Gettle hired in first half of 2016
  - Curt Stoelting, public company C-level experience for over 20 years
  - Mike Gettle, C-level experience in data-intensive, geographically diverse businesses
  - Both have extensive experience in post-acquisition integrations & performance management
- Upgraded talent in finance, technology, and operations
  - Experienced CIO, Scott Cousins, joined in January, 2017
  - Six new finance team additions to improve accountability, control environment, and business influence
  - Experienced general counsel has authority over risk management and safety programs
  - Fleet Services group formation – substantial enterprise-wide savings identified

Core Focus Areas of 2017 Plan

Roadrunner Transportation Systems

Repair	Strengthen	Leverage Scale
Intermodal Improve loss making terminals; upgrade management structure and improve consistency of planning and execution across 23 terminals **Temperature Control** Merged operating units (reduced excess fleet capacity and headcount), focusing on customers and lanes which can operate with higher productivity, and strengthen financial management **LTL** Leverage 2016 improvements in on-time performance, customer service and claims to rebuild reputation. Restructure go to market by channel and increase sales talent	**Ascent Global Logistics** *Domestic* – Unify sales team and systems to drive more offerings to more customers *International* - Install pricing and tracking systems & leverage rate recovery *Prime* – Benefit from installed racking and WMS upgrades to enhance service and improve labor productivity **Truckload Plus** Clarify brokerage and fleet accountability. Strengthen finance, centralize back office and improve systems integration to better manage pricing and margins **Express** Drive yields to best leverage these strong, well-regarded businesses	**Safety** Central Safety team to drive improved safety and insurance cost **Procurement** Create dedicated Fleet Services team tightly aligned with Opcos to improve: – Fuel buy – Lease Purchase process & cost – Tire buy – Maintenance program costs – Recruiting costs **Customers** Create the tools, structure and culture to broaden our services with targeted solutions and customers

Flatten Organization Structure and Strengthen Executive Team

Strengthen Finance and IT Functions – Leadership, Location and Systems

Realign Sales Resources From HQ Into Operating Units

2017 Preliminary Outlook

Roadrunner Transportation Systems

- Changed the planning process to create a more reliable 2017 Business Plan with strong buy in from the operating group leadership teams
- Developed according to clear planning parameters:
  - Modest revenue growth, with limited market/rate recovery
  - Improvement in direct costs and revenue conversion, including contributions from newly formed Fleet Services team
  - Tight control of selling, general & administrative costs; including realigning costs to strengthen finance and information technology capabilities
  - Strong alignment of our management teams to operating group plans, plus provide a reasonable "portfolio contingency" built into our guidance
- Plan results in a modest top-line increase with estimated 2017 EBITDA* ranging from $90 to $100 million
- Formal 2017 EPS guidance to be finalized once the cost of our amended credit facility is known

* EBITDA = earnings before interest, taxes, depreciation and amortization, excluding the costs of the on-going investigation and restatement of prior period financial statements discussed in the Company's recently filed 8-K

Looking Beyond 2017

- We are confident that the existing RRTS business will return to strong operating performance and cash flow generation once:
  - Operations are fully streamlined with higher levels of integration and a simpler go-to-market approach
  - Increased benefits are achieved from leveraging our enterprise scale
  - Finance and technology teams are strengthened and have increased levels of influence and control
- Our longer-term plans deliver a sustainable increase in revenue and operating profit based on our ability to:
  - Focus on core competencies where we can be a market leader or fill a well-defined niche
  - Build our brands and service offerings while optimizing our go-to-market strategies
  - Benefit from increased operating unit integration and related synergies
  - Capitalize on long-term changes in industry demand / supply fundamentals
  - Enhance shareholder value through organic growth, margin expansion and debt reduction
- We look forward to sharing more of our plans on future calls and at future meetings

Thank You